UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

  CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2019

FARO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Technology Park, Lake Mary, Florida 32746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (407) 333-9911
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	FARO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.
FARO Technologies, Inc. (the “Company”) has sold its products and related services to the U.S. Government (the “Government”) under General Services Administration (“GSA”) Federal Supply Schedule contracts (the “Contracts”) since 2002 and is currently selling its products and services to the Government under two such Contracts. Each Contract is subject to extensive legal and regulatory requirements and includes, among other provisions, a price reduction clause (the “Price Reduction Clause”), which generally requires the Company to reduce the prices billed to the Government under the Contracts to correspond to the lowest prices billed to certain benchmark customers.
As previously disclosed in the Current Report on Form 8-K filed by the Company on February 19, 2019 (the “GSA Form 8-K”), late in fourth quarter 2018, during an internal review the Company preliminarily determined that certain of its pricing practices may have resulted in the Government being overcharged under the Price Reduction Clauses of the Contracts (the “GSA Matter”), and on February 14, 2019, the Company reported the GSA Matter to the GSA and its Office of Inspector General. The Company also retained outside legal counsel and forensic accountants to assist with the GSA Matter and to conduct a comprehensive review of the Company’s pricing and other practices under the Contracts (the “Review”).
As disclosed in the GSA Form 8-K and subsequent filings by the Company with the Securities and Exchange Commission (the “SEC”), as a result of the GSA Matter, for fourth quarter 2018 the Company reduced its total sales by a $4.8 million estimated cumulative sales adjustment (the “estimated cumulative sales adjustment”), representative of the last six years of estimated overcharges to the Government under the Contracts, and recorded $0.5 million of imputed interest related to the estimated cumulative sales adjustment, which increased other expense and resulted in an estimated total liability of $5.3 million for the GSA Matter. This estimate was based on the preliminary review conducted by the Company as of February 20, 2019, the date of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. In addition, in first quarter 2019, the Company recorded an additional $0.1 million of imputed interest related to the estimated cumulative sales adjustment.
On July 15, 2019, the Company submitted a report to the GSA and its Office of Inspector General setting forth the findings of the Review conducted by the Company’s outside legal counsel and forensic accountants. Based on the results of the Review, the Company has reduced its total sales for second quarter 2019 by an incremental $5.8 million sales adjustment, reflecting an estimated aggregate overcharge of $10.6 million under the Contracts for the period from July 2011 to March 2019. In addition, the Company has recorded an incremental $0.4 million of imputed interest related to the estimated cumulative sales adjustment in the second quarter 2019, which increased other expense and resulted in a $6.2 million increase in the estimated total liability for the GSA Matter, and an aggregate estimated total liability of $11.6 million as of the date of the filing of this Current Report on Form 8-K.
While the Company has submitted the findings of the Review to the GSA, the Government may conduct its own investigation or review (including an audit). The Company intends to cooperate fully with any Government inquiry. The Government’s review of, or investigation into, this matter could result in civil and criminal penalties, administrative sanctions, and contract remedies being imposed on the Company, including but not limited to, termination of the Contracts, repayments of amounts already received under the Contracts, forfeiture of profits, damages, suspension of payments, fines, and suspension or debarment from doing business with the Government and possibly U.S. state and local governments. The Company may also be subject to litigation and recovery under the federal False Claims Act and possibly similar state laws, which could include claims for treble damages, penalties, fees and costs. As a result, the Company cannot reasonably predict the outcome of the Government’s review of, or investigation into, this matter at this time or the resulting future financial impact on the Company. Any of these outcomes could have a material adverse effect on the Company’s reputation, its sales, results of operations, cash flows and financial condition, and the trading price of its common stock. In addition, the Company has incurred, and will continue to incur, legal and related costs in connection with the Review and the Government’s response to this matter.
This document contains certain statements that are considered forward-looking under the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding potential penalties, damages, sanctions and contract remedies that may be imposed on the Company and potential action that may be taken against the Company, statements regarding the amount of the Company’s estimated overcharges to the Government under the Contracts, and statements regarding the future performance of the Company’s business. Forward-looking statements may be identified by the use of words such as “could,” “expects,” “estimates,” “forecasts,” “anticipates” and similar expressions. Such statements are subject to risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to, the outcome of the Government’s review of, or investigation into, the GSA Matter, any resulting penalties, damages, or sanctions imposed on the Company and the outcome of any resulting litigation to which the Company may become a party; loss of future government sales; and potential impacts on customer and supplier relationships and the Company’s reputation. It is not possible to foresee or identify all factors that could cause actual results to differ from expected or historical results. These forward-looking statements should not be construed as a guarantee that such results or events will, in fact, occur or be realized, and readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. The Company makes no commitment to update these forward-looking statements for events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as required in current and quarterly periodic reports filed with the SEC or otherwise by law. Additional cautionary statements regarding other risk factors that could have an effect on the Company’s future performance are contained in its Annual Report on Form 10-K for the year ended December 31, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc. (Registrant)

July 15, 2019	/s/ Jody S. Gale
	By:	Jody S. Gale
	Its:	Senior Vice President, General Counsel & Secretary